COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES
Schedule of commitments

At December 31, 2016, Enbridge had commitments as detailed below:

		Less
		than
	Total	1 year	2 years	3 years	4 years	5 years	Thereafter
(millions of Canadian dollars)
Purchase of services, pipe and other materials, including transportation1,2	10,661	3,660	1,461	1,249	1,100	996	2,195
Capital and operating leases	631	105	62	56	52	51	305
Maintenance agreements	394	54	40	35	18	16	231
Land lease commitments	356	13	14	13	14	13	289

Total	12,042	3,832	1,577	1,353	1,184	1,076	3,020

1	Includes capital and operating commitments.
2	Includes commitments for transportation service agreements totalling $618 million which assume a light to heavy crude oil ratio of 80:20 on certain pipelines and a power charge of $0.06 per barrel.